Non-current assets held for sale (Notes)	12 Months Ended
Dec. 31, 2022
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]	Non-current assets held for sale
The carrying amount of assets classified as held for sale at 31 December 2022 is $1,242 million (2021 $1,652 million), with associated liabilities of $321 million (2021 $359 million).
gas & low carbon energy
On 7 September 2022, bp announced that it had agreed to sell its upstream business in Algeria to Eni. The sale completed on 28 February 2023. Assets of $511 million and associated liabilities of $48 million were classified as held for sale in the group balance sheet at 31 December 2022.
customers & products
On 8 August 2022, bp announced an agreement to sell its 50% interest in the bp-Husky Toledo refinery in Ohio US, to Cenovus Energy, its partner in the facility. Following a fire at the refinery, it has been shut down since 20 September 2022. Assets of $731 million and associated liabilities of $273 million were classified as held for sale in the group balance sheet at 31 December 2022. The sale completed on 28 February 2023.
Transactions that have been classified as held for sale during 2022, but were completed by 31 December 2022, are described below.
oil production & operations
On 12 June 2022, bp entered into an agreement to sell its 50% interest in the Sunrise oil sands project in Canada to Cenovus Energy Inc. for C$600 million (Canadian dollars) cash (subject to customary closing adjustments), up to C$600 million of contingent consideration expiring after two years and Cenovus’s 35% position in the undeveloped Bay du Nord project offshore Canada. The transaction closed on 31 August 2022.
On 11 March 2022, bp and Eni signed an agreement to form Azule Energy, an independent incorporated 50:50 joint venture, through the combination of the two companies’ Angolan businesses. The transaction closed on 1 August 2022 and, from that date, bp reported an equity accounted investment in Azule Energy. This investment was initially recognized at a fair value of $4,922 million (net of deferred gain) and the transaction resulted in a non-taxable accounting gain of $1,932 million and a deferred gain of the same amount that will be recognized over time as the Azule Energy assets are depreciated.
The assets held for sale balance at 31 December 2021 consisted of assets of $1,009 million and associated liabilities of $333 million relating to the agreement to establish Basra Energy Company (BECL) between bp and PetroChina, an incorporated entity, to own and manage the companies’ interests in the Rumaila field in Iraq. The transaction closed on 1 June 2022 and bp now reports an equity accounted investment in BECL.
In addition, at 31 December 2021, $595 million of bp’s investment in Aker BP was classified as held for sale in the group’s balance sheet as a result of Aker BP's proposed acquisition of Lundin Energy for consideration in cash and new Aker BP shares which resulted in bp's 27.9% interest in Aker BP being diluted to a 15.9% interest in the combined company following the completion of the acquisition. The transaction completed on 30 June 2022 and a gain of $904 million was recognized.
The total assets and liabilities held for sale at 31 December 2022 and 2021, which are all in the gas & low carbon energy, oil production and operations and customers & products segments, are set out in the table below.

		$ million
	2022	2021
Property, plant and equipment	693	35
Goodwill	58	137
Investments in associates	—	632
Inventories	255	152
Cash	35	—
Trade and other receivables	201	696
Assets classified as held for sale	1,242	1,652
Trade and other payables	(256)	(238)
Lease liabilities	(14)	(74)
Provisions	(36)	(47)
Deferred tax liabilities	(15)	—
Liabilities directly associated with assets classified as held for sale	(321)	(359)